Exhibit 99.2
AMENDMENT NO. 2
Dated as of June 7, 2006
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 3, 2005
          THIS AMENDMENT NO. 2 (“Amendment”) is made as of June 7, 2006 by and among Res-Care, Inc., a Kentucky corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago)), as Administrative Agent (the “Agent”), under that certain Amended and Restated Credit Agreement dated as of October 3, 2005 by and among the Borrower, the Lenders and the Agent (as amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
          WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement; and
          WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Agent have agreed to enter into this Amendment.
          1. Amendments to Credit Agreement. Effective as of the date hereof but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:
          (a) The definition of Consolidated Net Funded Indebtedness appearing in Article I of the Credit Agreement is amended and restated to read as follows:
“Consolidated Net Funded Indebtedness” means, at any time, with respect to any Person, Consolidated Funded Indebtedness, minus cash and Cash Equivalent Investments (other than cash and Cash Equivalent Investments of the Borrower maintained outside of the United States of America) maintained by the Borrower in an amount in excess of $5,000,000 at such time.
          (b) Section 2.5.3(i) of the Credit Agreement is amended by amending and restating the first sentence thereof to read as follows:

“At any time, the Borrower may request that the Aggregate Revolving Loan Commitment be increased; provided that, (A) the Aggregate Revolving Loan Commitment shall at no time exceed $250,000,000 minus the aggregate amount of all reductions in the Aggregate Revolving Loan Commitment previously made pursuant to Section 2.5.2; (B) such request shall be in an amount not less than $5,000,000; and (C) the aggregate amount of all such increases shall not exceed $50,000,000.”
and by deleting the fourth to last sentence thereof, which currently reads as follows:
“If the commitment increase is cancelled pursuant to the immediately preceding sentence, the Borrower’s cancelled increase request shall not be counted towards the Borrower’s maximum number of increase requests permitted by the first sentence of this Section 2.5.3(i).”
          (c) Each of Section 2.8, Section 2.9 and Section 2.20.3 of the Credit Agreement is amended by deleting the words “10:00 a.m.” each place such words appear therein and inserting the words “11:00 a.m.” in place of such words.
          (d) Section 2.20.1 of the Credit Agreement is amended by amending and restating the proviso appearing in the first sentence thereof to read as follows:
“; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed (a) $100,000,000 and (ii) the Aggregate Outstanding Revolving Credit Exposure shall not exceed the Available Aggregate Revolving Loan Commitment.”
          (e) Section 5.22 of the Credit Agreement is amended by deleting the reference to “$235,000,000” appearing therein and substituting “the maximum aggregate outstanding amount permitted under the Senior Unsecured Note Documents” in lieu thereof.
          (f) Section 6.13 of the Credit Agreement is amended by adding the following new subsections thereto:
“6.13.10 Investments by a Credit Party in another Credit Party or a Person that becomes a Guarantor in compliance with Section 6.26 hereof.
6.13.11 Other Investments (other than Acquisitions) to the extent not otherwise permitted hereunder in an aggregate principal amount not in excess of $5,000,000 at any time outstanding.”
          (g) Section 6.15 of the Credit Agreement is amended to add the following new subsection thereto:
“6.15.17 Liens securing other obligations in an aggregate amount not in excess of $10,000,000 at any time outstanding.”
          (h) Section 6.18 of the Credit Agreement is amended to delete the words

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“Except as contemplated on Schedule 6.18 and in the Operating Agreement of Rest Assured, LLC as in effect as of April 1, 2006” appearing in such section and to insert the following words at the beginning of such section:
“Except for consensual encumbrances or restrictions applicable to any Subsidiary that is not a Wholly-Owned Subsidiary, which encumbrances or restrictions are approved by the Administrative Agent in writing and are subject to the consent of or waiver by all or a percentage of the holders of the equity of such Subsidiary”
          (i) Section 6.19 of the Credit Agreement is amended by adding at the end of such Section the words “or accounts payable and accrued expenses arising in the ordinary course of a Subsidiary’s business.”
          (j) The Revolving Loan Commitments of certain of the Lenders are amended and increased and therefore, upon the effectiveness hereof, the Revolving Loan Commitments of the Lenders shall be amended as set forth on Annex I hereto. After giving effect thereto, the Aggregate Revolving Loan Commitment shall be increased to $200,000,000. The Borrower hereby agrees to compensate each Lender for any and all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.
          (k) The Pricing Schedule is amended and restated in its entirety to read as set forth on Annex II hereto.
          (l) Schedule 6.12.4 is supplemented as set forth on Annex III hereto.
          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) in connection with the increases described in Section 1(j) above, the Agent and the Lenders shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure among the Lenders such that after giving effect to the reallocations of the Revolving Loan Commitments, each Lender’s Revolving Loan Pro Rata Share of the Aggregate Outstanding Revolving Credit Exposure is equal to such Lender’s Revolving Loan Pro Rata Share of the Aggregate Revolving Loan Commitments, (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such opinions, instruments and documents as are reasonably requested by the Agent, (iii) for the account of each Lender, an amendment fee in an amount equal to $5,000, (iv) for the account of each Lender increasing its Revolving Loan Commitment pursuant hereto, an upfront fee in an amount equal to 0.10% of the incremental amount of such Lender’s Revolving Loan Commitment and (c) the Borrower shall have paid all fees and, to the extent invoiced, expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment.
          3. Waiver of Default. The Lenders consent to the Indebtedness of Pharmacy Alternatives, LLC, one of the Guarantors, to Dohmen Distribution Partners Southeast, LLC (“Dohmen”), the Lien in favor of Dohmen and the financing statement filed by Dohmen as

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described in the letter dated May 25, 2006 from the Borrower to the Agent and waive any Default attributable to the same; provided that (i) the amount of such Indebtedness shall not at any time exceed $2,000,000 and (ii) not later than July 31, 2006 (or such later date as is agreed to by the Agent) such Lien and financing statement shall be modified or amended to comply with the requirements of the Credit Agreement as amended herein.
          4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.
          (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.
          5. Reference to and Effect on the Credit Agreement.
          (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Kentucky, but giving effect to federal laws applicable to national banks.
          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

RES-CARE, INC., as the Borrower

By:	/S/ D. Ross Davison

Name:	D. Ross Davison
Title:	VP – Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Main Office Chicago)), as Administrative Agent, as Swing Line Lender, as LC Issuer and as a Lender

By:	/S/ J. Duffy Baker, Jr.

Name:	J. Duffy Baker, Jr.
Title:	Senior Vice President

NATIONAL CITY BANK OF KENTUCKY, as Syndication Agent and as a Lender

By:	/S/ Deroy Scott

Name:	Deroy Scott
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and as a Lender

By:	/S/ David Lamphey

Name:	David Lamphey
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:	/S/ David A. Rink

Name:	David A. Rink
Title:	Vice President
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005

FIFTH THIRD BANK, KENTUCKY, INC., as a Lender

By:	/S/ Richard G. Whipple

Name:	Richard G. Whipple
Title:	Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/S/ Johnny L. Perry

Name:	Johnny L. Perry
Title:	Senior Vice President

OLD NATIONAL BANK, as a Lender

By:	/S/ Darrin J. McCauley

Name:	Darrin J. McCauley
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/S/ Elizabeth L. Knox

Name:	Elizabeth L. Knox
Title:	SVP
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005

ANNEX I
Revolving Loan Commitments

	Amount of Revolving Loan	% of Aggregate Revolving
Lender	Commitment	Loan Commitment
JPMorgan Chase Bank, National Association	$37,500,000	18.75%
National City Bank of Kentucky	$34,000,000	17.00%
General Electric Capital Corporation	$34,000,000	17.00%
U.S. Bank National Association	$34,000,000	17.00%
Fifth Third Bank, Kentucky, Inc.	$20,500,000	10.25%
Branch Banking and Trust Company	$13,500,000	6.75%
Bank of America, N.A.	$13,500,000	6.75%
Old National Bank	$13,000,000	6.50%

TOTAL	$200,000,000.00	100%

ANNEX II
PRICING SCHEDULE

Applicable	Level I	Level II	Level III	Level IV	Level V
Margin	Status	Status	Status	Status	Status
Eurodollar Rate	1.875%	1.625%	1.375%	1.125%	0.875%
Floating Rate	0.375%	0.125%	0.00%	0.00%	0.00%

Applicable Fee	Level I	Level II	Level III	Level IV	Level V
Rate	Status	Status	Status	Status	Status
Commitment Fee	0.40%	0.35%	0.30%	0.25%	0.20%
     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
     “Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.1 or 6.1.2.
     “Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is greater than or equal to 3.25 to 1.0.
     “Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is greater than or equal to 2.75 to 1.0.
     “Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 2.25 to 1.0.
     “Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status or Level III Status and (ii) the Leverage Ratio is greater than or equal to 1.75 to 1.
     “Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status or Level II Status or Level III Status or Level IV Status.
     “Status” means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.
     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with foregoing table based on the Borrower’s Status as reflected in the then most recent Financials.

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Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.
Notwithstanding the foregoing, Level II Status shall be deemed to be applicable from June 7, 2006 until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s fiscal quarter ending on or about June 30, 2006 and adjustments to the Applicable Margin and Applicable Fee Rate shall thereafter be effected in accordance with the preceding paragraph.

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ANNEX III
SUPPLEMENT TO
SCHEDULE 6.12.4
ATTACHMENT TO AMENDMENT NO. 2
CONTEMPLATED DISPOSITIONS OF ASSETS
1.	Disposition of the following operations:

The possible disposition of the youth services operations of a Subsidiary and related assets in Washington, D.C., which operations currently generate annual revenue of approximately $2,600,000 and generated a loss before corporate overhead charges and bad debt expense for the four (4) months ended April 30, 2006 of approximately $11,000 and serve approximately 36 clients.

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CONSENT AND REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement dated as of October 3, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Res-Care, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago)), in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 2 is dated as of June 7, 2006 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement (as modified by that certain General Reaffirmation and Modification Agreement dated as of October 3, 2005 and as otherwise amended and supplemented from time to time) and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated: June 7, 2006
GUARANTORS:
ALTERNATIVE CHOICES, INC.
BALD EAGLE ENTERPRISES, INC.
CAPITAL TX INVESTMENTS, INC.
CATX PROPERTIES, INC.
CNC/ACCESS, INC.
COMMUNITY ADVANTAGE, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.
COMMUNITY ALTERNATIVES OF WASHINGTON, D.C., INC.
EDUCARE COMMUNITY LIVING-TEXAS LIVING CENTERS, INC.
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005

J. & J. CARE CENTERS, INC.
NORMAL LIFE, INC.
PEOPLESERVE, INC.
RAISE GEAUGA, INC.
RES-CARE ALABAMA, INC.
RES-CARE CALIFORNIA, INC. D/B/A RCCA SERVICES
RES-CARE ILLINOIS, INC.
RES-CARE KANSAS, INC.
RES-CARE NEW JERSEY, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE PREMIER, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
RES-CARE WASHINGTON, INC.
ROCKCREEK, INC.
RSCR CALIFORNIA, INC.
RSCR INLAND, INC.
RSCR WEST VIRGINIA, INC.
SOUTHERN HOME CARE SERVICES, INC.
TANGRAM REHABILITATION NETWORK, INC.
TEXAS HOME MANAGEMENT, INC.
THM HOMES, INC.
BAKER MANAGEMENT, INC.
BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
HYDESBURG ESTATES, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
SKYVIEW ESTATES, INC.
UPWARD BOUND, INC.
CAREERS IN PROGRESS, INC.
EDUCARE COMMUNITY LIVING-NORMAL LIFE, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
RES-CARE FLORIDA, INC.
EDUCARE COMMUNITY LIVING CORPORATION-AMERICA
PSI HOLDINGS, INC.
VOCA CORPORATION OF AMERICA
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005

VOCA RESIDENTIAL SERVICES, INC.
B.W.J. OPPORTUNITY CENTERS, INC.
THE CITADEL GROUP, INC.
EDUCARE COMMUNITY LIVING CORPORATION-GULF COAST
EDUCARE COMMUNITY LIVING CORPORATION-MISSOURI
EDUCARE COMMUNITY LIVING CORPORATION-NEVADA
EDUCARE COMMUNITY LIVING CORPORATION-NEW MEXICO
EDUCARE COMMUNITY LIVING CORPORATION-NORTH CAROLINA
EDUCARE COMMUNITY LIVING CORPORATION-TEXAS
VOCA CORP.
VOCA CORPORATION OF FLORIDA
VOCA CORPORATION OF INDIANA
VOCA CORPORATION OF MARYLAND
VOCA CORPORATION OF NEW JERSEY
VOCA CORPORATION OF NORTH CAROLINA
VOCA CORPORATION OF OHIO
VOCA CORPORATION OF WEST VIRGINIA, INC.
HABILITATION OPPORTUNITIES OF OHIO, INC.
HEALTH SERVICES PERSONNEL, INC.
ACCENT HEALTH CARE, INC.
COMMUNITY ALTERNATIVES PHARMACY, INC.

By:	/S/ D. Ross Davison

Name:	D. Ross Davison
Title:	Assistant Treasurer
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005

THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
ALTERNATIVE YOUTH SERVICES, INC.
GENERAL HEALTH CORPORATION
YOUTHTRACK, INC.
ARBOR E&T, LLC
EMPLOY-ABILITY UNLIMITED, INC.
RESCARE INTERNATIONAL, INC.
RESCARE DTS INTERNATIONAL, LLC
RESCARE FINANCE, INC.
VOCA OF INDIANA, LLC
CREATIVE NETWORKS, L.L.C.
PHARMACY ALTERNATIVES, LLC
REST ASSURED, LLC

By:	/S/ D. Ross Davison

Name:	D. Ross Davison
Title:	Assistant Treasurer

EDUCARE COMMUNITY LIVING LIMITED PARTNERSHIP

By:	Community Alternatives Texas Partner, Inc.
Its:	General Partner

By:	/S/ D. Ross Davison

Name:	D. Ross Davison
Title:	Assistant Treasurer
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005

NORMAL LIFE OF INDIANA

By:	Normal Life of Central Indiana, Inc. one of its General Partners

By:	/S/ D. Ross Davison

Name:	D. Ross Davison
Title:	Assistant Treasurer

and

By:	Normal Life of Southern Indiana, Inc. the other General Partner

By:	/S/ D. Ross Davison

Name:	D. Ross Davison
Title:	Assistant Treasurer
Signature Page to Amendment No. 2
Res-Care, Inc.
Amended and Restated Credit Agreement dated as of October 3, 2005